                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) MARCH 16, 1998

                                ---------------

                              CALPINE CORPORATION
           ---------------------------------------------------------

              (Exact name of registrant as specified in charter)



         DELAWARE                   033-73160                 77-0212977
----------------------------  ------------------------  ----------------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification No.)


           50 WEST SAN FERNANDO STREET, SAN JOSE, CALIFORNIA  95113

           ----------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:  (408) 995-5115


                    ----------------------------------------

                                     NONE


                    ----------------------------------------



         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS.

            On March 16, 1997, the registrant announced in a press release that it has proposed to make a Rule 144A offering of $200 million principal amount of Senior Notes Due 2008. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.


EXHIBIT NO.     EXHIBIT
99              Press Release dated March 16, 1998.


                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CALPINE CORPORATION



DATE:  March 23, 1998               By: /s/ Ann B. Curtis
                                       -----------------------------------------
                                          Name:   Ann B. Curtis
                                          Title:  Senior Vice President

                                     2.

                                 EXHIBIT INDEX


EXHIBIT NO.     EXHIBIT
99              Press Release dated March 16, 1998.


                                     3.